THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ACCEPTANCE AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS COMPLETED.

LETTER OF ACCEPTANCE AND TRANSMITTAL
for Deposits of Vampt USA common shares
of
VAMPT BEVERAGE USA, CORP.
pursuant to the Merger Agreement dated December 8, 2011 between

CORONADO CORP.,
VB ACQUISITION CORP.,
And
VAMPT BEVERAGE USA, CORP.

USE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IF YOU ARE DEPOSITING ONE OR MORE COMMON SHARE CERTIFICATES.

This letter of acceptance and transmittal (the “Letter of Acceptance and Transmittal”), or a manually executed facsimile copy hereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany the share certificates (“Share Certificates”) representing the issued and outstanding common shares (the “Vampt USA common shares”) in the capital of Vampt Beverage USA, Corp. (“Vampt USA”) deposited pursuant to the merger agreement between Vampt USA, Coronado Corp. (“Coronado”) and a wholly owned subsidiary of Coronado, VB Acquisition Corp. (“VB Acquisition”) dated December 8, 2011 (as it may be varied or extended, the “Merger Agreement”).  The purpose of the Merger Agreement is to combine Vampt USA and VB Acquisition into one entity, wholly owned by Coronado, and to issue shares of Coronado to all Vampt USA shareholders at a ratio of one (1) Vampt USA common share for three quarters (¾) of one common share of Coronado (the “Merger Offer”).

This Letter of Acceptance and Transmittal is to be used for the deposit of Vampt USA common shares and the commitment of received Coronado shares to be pooled pursuant to the enclosed Pooling Agreement, dated April 4, 2012, to which the depositing holder herewith commits with execution of this Letter of Acceptance and Transmittal.  Depositing holders of the Vampt USA common shares (“Shareholders”) may use this Letter of Acceptance and Transmittal if the certificate(s) representing Vampt USA common shares, along with all required documents, are to be forwarded herewith.

The terms and conditions of the Merger Agreement and the attached Pooling Agreement are incorporated by reference into this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal are defined in the Merger Agreement and Pooling Agreement.

Questions and requests for assistance in completing this Letter of Acceptance and Transmittal may be directed to the Depositary. The contact details for the Depositary are provided at the end of this document.

A Shareholder who wishes to accept the Merger Offer and whose Vampt USA common shares are registered in the name of a stockbroker, investment dealer, bank, trust company or other nominee should immediately contact that nominee for assistance in depositing their Vampt USA common shares under the Merger Offer.

DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS OF THE DEPOSITARY SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW.

ALL SHAREHOLDERS MUST PROVIDE A SIGNED COPY OF THIS LETTER OF TRANSMITTAL, A SHARE CERTIFICATE REPRESENTING THEIR VAMPT USA COMMON SHARES ENDORSED FOR TRANSFER, AS WELL AS A SIGNED COPY OF THE POOLING AGREEMENT ATTACHED AS EXHIBIT A.

IF YOU ARE A U.S. SHAREHOLDER (AS DEFINED IN BLOCK F), YOU MUST ALSO COMPLETE THE US INVESTOR CERTIFICATE ATTACHED AS EXHIBIT B.

IF YOU ARE NOT A U.S. SHAREHOLDER (AS DEFINED IN BLOCK F), YOU MUST ALSO COMPLETE THE CANADIAN INVESTOR CERTIFICATE ATTACHED AS EXHIBIT C.

Please read carefully the Instructions set forth below before completing this Letter of Acceptance and Transmittal.

TO:           VAMPT BEVERAGE USA, CORP.

AND TO:   BACCHUS LAW CORP, as Depositary

The undersigned hereby deposits the Vampt USA common shares described below and, subject only to the provisions of the Merger Offer regarding withdrawal, the undersigned hereby irrevocably accepts the Merger Offer for such Vampt USA common shares upon the terms and conditions contained in the Merger Offer.  The following are the details of the Share Certificate(s) representing the Vampt USA common shares being deposited pursuant to this Letter of Acceptance and Transmittal:

DESCRIPTION OF COMMON SHARES DEPOSITED (Please print or type. If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the below form.)
Certificate Number(s)(1)	Name in which Registered(1) (Please fill in exactly as name (sappear(s) on certificate(s))	Number of Vampt USA common shares Deposited

TOTAL COMMON SHARES:

The undersigned:

1.
acknowledges receipt of the Merger Offer and acknowledges that there will be a binding agreement between the undersigned and VB Acquisition (the “Merger Offeror”), effective immediately following the time at which the Merger Offeror takes up Vampt USA common shares deposited by the undersigned pursuant to this Letter of Acceptance and Transmittal in accordance with the terms and subject to the conditions of the Merger Offer;

2.
delivers to you the enclosed Share Certificate(s) representing Vampt USA common shares being deposited pursuant to the Merger Offer as set forth above and, subject only to the rights of withdrawal set out in the Merger Offer, irrevocably accepts the Merger Offer and the enclosed Pooling Agreement for and in respect of such Vampt USA common shares (the “Deposited Shares”) and the resultant Coronado common shares and, on and subject to the terms and conditions of the Merger Offer, deposits, sells, assigns and transfers to the Merger Offeror, effective from and after the time that the Merger Offeror takes up and pays for such Deposited Shares (the “Effective Time”), all right, title and interest in and to the Vampt USA common shares;

3.
represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Shares pursuant to the Merger Offer; (ii) the undersigned owns all of the Deposited Shares deposited under the Merger Offer; (iii) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares, to any other Person; (iv) the deposit of the Deposited Shares complies with applicable laws; (v) when the Deposited Shares are taken up and paid for by the Merger Offeror, the Merger Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights whatsoever; and (vi) the jurisdiction of residence of the undersigned is as specified in this Letter of Acceptance and Transmittal;

4.
directs the Merger Offeror and the Depositary, upon the Merger Offeror taking up the Deposited Shares, (i) to issue or cause to be issued shares of Coronado on a basis of three quarters (¾) of one Coronado common share for every one (1) Vampt USA common share being deposited and commits and directs the deposit of the Coronado common shares under the enclosed Pooling Agreement;

5.	waives any right to receive notice of purchase of the Deposited Shares;

6.
acknowledges and agrees that the execution of this Letter of Acceptance and Transmittal by the undersigned irrevocably constitutes and appoints, effective at and after the date that the Merger Offeror takes up and pays for the Deposited Shares, each director and officer of the Merger Offeror and any other Person designated by the Merger Offeror in writing, as the true and lawful agent, attorney, attorney-in-fact, and proxy of the undersigned with respect to the Deposited Shares with full power of substitution (such powers of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of the undersigned:

(a)	to register or record the transfer and/or cancellation of such Deposited Shares consisting of securities on the appropriate register maintained by or on behalf of Vampt USA;

(b)	to exercise any other rights of a holder of Deposited Shares with respect to such Deposited Shares;

7.
agrees, upon the execution of this Letter of Acceptance and Transmittal to revoke any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited by or on behalf of the undersigned unless the Deposited Shares are not taken up and paid for under the Merger Offer or are withdrawn in accordance with the Merger Agreement;

8.
covenants to execute, upon request of the Merger Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Shares to the Merger Offeror;

9.
acknowledges that all authority herein conferred or agreed to be conferred is, to the extent permitted by law, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned;

10.
by virtue of the execution of this Letter of Acceptance and Transmittal, shall be deemed to have agreed that all questions as to the validity, form, eligibility (including timely receipt) and acceptance and withdrawal of Vampt USA common shares deposited pursuant to the Merger Offer will be determined by the Merger Offeror in its sole discretion and that such determination shall be final and binding and the undersigned shall be deemed to have acknowledged that:

(a)	the Merger Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction;

(b)	the Merger Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Vampt USA common shares;

(c)
there shall be no duty or obligation of the Merger Offeror, the Depositary, or any other Person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice; and

(d)	the Merger Offeror’s interpretation of the terms and conditions of the Merger Offer and this Letter of Acceptance and Transmittal will be final and binding.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Under the Merger Offer the undersigned hereby agrees to receive three quarters (¾) of one Coronado common share for each one (1) Vampt USA common share deposited hereby and commits the same to the terms of the attached Poolling Agreement.  Before signing this Letter of Acceptance and Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A REGISTRATION INSTRUCTIONS ISSUE SHARE CERTIFICATE(S) REPRESENTING CORONADO COMMON SHARES IN THE NAME OF: (please print or type)	BLOCK B DELIVERY INSTRUCTIONS SEND SHARE CERTIFICATE(S) REPRESENTING CORONADO COMMON SHARES (Unless Block C below is checked), TO: (please print or type) ☐Same as address in Block A or to:
(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal Code/Zip Code)	(Country and Postal Code/Zip Code)

(Telephone — Business Hours)	(Telephone — Business Hours)

(Social Insurance Number or U.S. Taxpayer Identification Number)	(Social Insurance Number or U.S. Taxpayer Identification Number)

BLOCK C
SPECIAL PICK-UP INSTRUCTIONS

☐HOLD SHARE CERTIFICATE(S) REPRESENTING CORONADO COMMON SHARES, FOR PICKUP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED

BLOCK D
INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

The Shareholder signing below represents that the member of the soliciting dealer group who solicited and obtain this deposit is:
(please print or type)

(Firm)	(Registered Representative)	(Telephone Number)

☐ CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED
☐ CHECK HERE IF DISKETTE TO FOLLOW

BLOCK E — SIGNATURE Dated: , 2012

Signature of Shareholder or Authorized Representative
Signature of any joint holder
Name of Shareholder (please print or type)
Address
Area Code and Telephone Number

BLOCK F
STATUS AS A U.S. SHAREHOLDER

 Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

 ☐ The person signing on page 7 represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
 ☐ The person signing on page 7 is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder that is either (A) providing an address in Block B that is located within the United States or any territory or possession thereof, or (B) a “U.S. person” for U.S. federal income tax purposes. For U.S. federal income tax purposes, a U.S. person  is an individual who is a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; an estate (other than a foreign estate); or a domestic trust (as defined in U.S. Treasury Regulations section 301.7701-7). If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding of U.S. federal income tax you must complete the Substitute Form W-9 included herewith or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions.

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

(a)
This Letter of Acceptance and Transmittal (or a manually signed facsimile copy thereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying Share Certificate(s) representing such Deposited Shares, endorsed for transfer, and all other documents required by the terms of the Merger Offer and this Letter of Acceptance and Transmittal, must be received by the Depositary at its office at 1820 – 925 West Georgia Street, Vancouver, BC  V6C 3L2 as specified in this Letter of Acceptance and Transmittal at or before 5:00 p.m. (Pacific Time) on or before ten days following the Merger Agreement Closing, expected  April 4, 2012, being the Expiry Time, or such later time or times and date or dates to which the Merger Offer may be extended, unless the Merger Offer is withdrawn.

(b)
The method of delivery of this Letter of Acceptance and Transmittal, any accompanying Share Certificate(s) representing Deposited Shares, and all other required documents, is at the option and risk of the Person depositing those documents, and delivery will be deemed effective only when such documents have been physically received by the Depositary at its office in Vancouver as specified herein. The Merger Offeror recommends that such documents be delivered by hand to the Depositary, and that a receipt be obtained therefor, or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary prior to the Expiry Time.

2.	Signatures

This Letter of Acceptance and Transmittal must be completed and executed by the Shareholder accepting the Merger Offer.

If this Letter of Acceptance and Transmittal is executed by the registered owner(s) of the accompanying Share Certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and such certificate(s) need not be endorsed. If such certificate(s) are owned or held of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

3.	Delivery Instructions

If Share Certificate(s) are to be returned to a Person at an address other than the address of the Shareholder at it appears in Block A on this Letter of Acceptance and Transmittal, entitled “Registration Instructions”, then Block B on this Letter of  Acceptance and Transmittal, entitled “Delivery Instructions”, should be completed. If Block B is not completed, any certificate(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of Vampt USA. Any certificate(s) mailed in accordance with the Merger Offer and this Letter of Acceptance and Transmittal will be deemed to be delivered on the date of mailing.

4.	Miscellaneous

(a)
If the space on this Letter of Acceptance and Transmittal is insufficient to list all Share Certificate(s) for the Deposited Shares, additional certificate numbers and numbers of Vampt USA common shares may be included in a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Vampt USA common shares are registered in different forms (e.g. “Joe Doe” and “J. Doe”), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)
If Share Certificate(s) representing Deposited Shares are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Acceptance and Transmittal (or a manually executed facsimile copy thereof) must accompany each such delivery.

(d)
No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Acceptance and Transmittal waive any right to receive any notice of acceptance of Vampt USA common shares for payment.

(e)
The Merger Offer and all contracts resulting from the acceptance hereof shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein. Each party to a contract resulting from an acceptance of the Merger Offer unconditionally and irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia and courts of appeal therefrom.

(f)	The Merger Offeror reserves the right, in accordance with applicable law, to permit a Shareholder to accept the Merger Offer in a manner other than as set out herein.

(g)	Additional copies of the Merger Offer as well as this Letter of Acceptance and Transmittal may be obtained without charge on request from the Depositary.

(h)	Before completing this Letter of Acceptance and Transmittal, you are urged to read the accompanying Merger Offer.

5.	Privacy Notice

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available by writing to the Depositary at the addresses listed on the last page of this Letter of Acceptance and Transmittal. The Depositary will use the information provided on this form in order to process the undersigned Shareholder’s request and will treat the Shareholder’s signature(s) on this form as such Shareholder’s consent to the above.

6.	Assistance

The Depositary, the Dealer Manager or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this Letter of Acceptance and Transmittal for addresses and telephone numbers). Shareholders whose Vampt USA common shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Merger Offer.

THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH THE SHARE CERTIFICATE(S) REPRESENTING THE COMMON SHARES BEING DEPOSITED AND ALL OTHER REQUIRED DOCUMENTS OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRY TIME.

The Depositary for the Merger Offer is:

BACCHUS LAW CORP

By Mail or Delivery

1820 – 925 West Georgia Street
Vancouver, BC V6C 3L2
604-632-1700

Any questions and requests for assistance may be directed by holders of Vampt USA common shares to the Depositary at their respective telephone numbers and locations set out above.

EXHIBIT A

VOLUNTARY POOLING AGREEMENT

THIS AGREEMENT dated for reference April 4, 2012.

AMONG:

CORONADO CORP., a company incorporated pursuant to the laws of the Province of Ontario and having an address at 4TH Floor–570 Granville Street, Vancouver, BC  V6C 3P1

(the “Issuer”)

AND:

The undersigned shareholder of the Issuer

(collectively, the “Undersigned”)

AND:

BACCHUS LAW CORP, of Suite 1820 – 925 West Georgia Street, Vancouver, British Columbia V6C 3L2

(the “Trustee”)

WHEREAS:

Pursuant to the terms of an Agreement and Plan of Merger (the “Exchange Agreement”) dated December 8, 2011 among the Issuer, VB Acquisition Corp., Vampt Beverage USA Corp. (“Vampt”) and the Undersigned, the Undersigned will acquire and hold common shares (the “Pooling Shares”) of the Issuer; and

In concurrence with the merger and exchange of common shares of Vampt pursuant to the Exchange Agreement from time to time, the Undersigned has agreed to pool the common shares (again the “Pooling Shares”)  received from the Issuer, in accordance with and subject to the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and in consideration of the sum of one dollar ($1.00) now paid by the parties hereto, each to the other, (the receipt whereof is hereby acknowledged) and in further consideration of the mutual covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.	In this Agreement:

(a)	“Agreement” means this voluntary pooling agreement and any schedules or other documents attached hereto, as it may from time to time be supplemented or amended;

(b)	“Closing Date” shall mean the date under which the contemplated transactions underlying the Exchange Agreement have been consummated in accordance with the terms of the Exchange Agreement;

(c)	“Exchange” shall mean any internationally recognized stock exchange or stock quotation system;

(d)	“Pooling Shares” has the meaning set forth in Recital B to this Agreement; and

(e)
“Regulators” shall mean the United States Securities and Exchange Commission, the British Columbia Securities Commission and/or any other regulatory body which governs and/or may come to govern the public listing or quotation of the common shares of the Issuer.

2.	The parties acknowledge that the Pooling Shares are not being pooled in the manner set forth herein pursuant to a requirement of any Regulators or any Exchange.

3.
The Undersigned hereby severally agree each with the other and with the Trustee that they will deliver or cause to be delivered to the Trustee certificates for the Pooling Shares which Pooling Shares are to be held by the Trustee and released proportionately to the Undersigned in accordance with their holdings of such Pooling Shares on the following basis:

(a)	25% of the Pooling Shares on the first day of the Issuer’s second fiscal quarter beginning after the one year anniversary of the Closing Date; and

(b)	25% of the Pooling Shares on the first day of the Issuer’s third fiscal quarter beginning after the one year anniversary of the Closing Date;

(c)	25% of the Pooling Shares on the first day of the Issuer’s fourth fiscal quarter beginning after the one year anniversary of the Closing Date; and

(d)	25% of the Pooling Shares on the first day of the Issuer’s fifth fiscal quarter beginning after the one year anniversary of the Closing Date (the “Fifth Quarter”).

Notwithstandingthe foregoing, the Pooling Shares will be released from this Agreement on closing of a third party offer to purchase the majority of the Issuer's common shares.

4.
Each of the Undersigned shall be entitled from time to time to a letter or receipt from the Trustee stating the number of Pooling Shares represented by certificates held for him by the Trustee subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

5.
The Undersigned shall not sell, deal in, assign, transfer in any manner whatsoever, or agree to sell, deal in, assign or transfer in any manner whatsoever, any of their respective Pooling Shares or beneficial ownership of or any interest in their respective Pooling Shares and the Trustee shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal and beneficial ownership of or interest in the Pooling Shares, except as may be required by reason of the death or bankruptcy of any one or more of the Undersigned, in which case the Trustee shall hold the certificates for the Pooling Shares of such Undersigned subject to this Agreement for whatever person or persons, firm or corporation may thus become legally entitled thereto.

6.
If, during the period in which any of the Pooling Shares are retained in trust pursuant hereto, any dividend other than a dividend paid in common shares of the Issuer is received by the Trustee in respect of the Pooling Shares, such dividend shall be paid or transferred forthwith to the Undersigned entitled thereto. Any common shares of the Issuer received by way of dividend in respect of the Pooling Shares shall be dealt with as if they were Pooling Shares hereunder.

7.
In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Trustee will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.  The Trustee shall have the right at any time to assign this Agreement to another trustee, the Trustee’s only obligation being to cause notice, as below, to be given to the Undersigned at the address on the register of Vampt and to Vampt.

8.
The Undersigned and the Issuer agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Trustee, its successors and assigns from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Trustee, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Trustee’s compliance with the terms hereof.

9.
In case proceedings should hereafter be taken in any court respecting the Pooling Shares, this Agreement or the acts or deeds of the Trustee, the Trustee will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by good and sufficient security in addition to the indemnity given in Section 8 against its costs of such proceedings.

10.
The Trustee will have no responsibility in respect of loss of the certificates representing the Pooling Shares except the duty to exercise such care in the safekeeping thereof as it would exercise if the Pooling Shares belonged to the Trustee.  The Trustee may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

11.
In the event that the Pooling Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Trustee, the Trustee will obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary.  If the Trustee obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person, form or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

12.
Except as herein otherwise provided, the Trustee is authorized and directed to disregard any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation.  It will, however, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgments or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

13.	If the Trustee receives any valid court order contrary to the instructions contained in this Agreement, the Trustee shall comply therewith.

14.
If written notice of protest is made by any of the Undersigned and/or the Issuer to the Trustee to any action contemplated by the Trustee under this Agreement, and such notice sets out reasons for such protest, the Trustee may, at its sole discretion, continue to hold the Pooling Shares until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

15.
The Trustee may resign as Trustee by giving not less than five (5) days’ notice thereof to the Undersigned and the Issuer.  The Issuer may terminate the Trustee by giving not less than five (5) days’ notice to the Trustee.  The resignation or termination of the Trustee will be effective and the Trustee will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Trustee, the Undersigned and the Issuer may agree upon.  All indemnities granted to the Trustee herein will survive the termination of this Agreement or the termination or resignation of the Trustee.  In the event of termination or resignation of the Trustee for any reason, the Trustee shall, within that five (5) days’ notice period deliver the Pooling Shares to the new trustee to be named by the Issuer.

16.
Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between any of the Undersigned and/or the Issuer, this Agreement or any matters arising thereto, the Trustee may, in its sole discretion, deliver and interplead the Pooling Shares into court and such delivery and interpleading will be an effective discharge to the Trustee.

17.
The Issuer will pay all of the compensation of the Trustee and will reimburse the Trustee for any and all reasonable expenses, disbursements and advances made by the Trustee in the performance of its duties hereunder, including reasonable fees, expenses and disbursements incurred by its counsel.

18.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their heirs, executors, administrators, successors and permitted assigns.

19.
This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

20.
The parties hereto agree that in consideration of the Trustee agreeing to act as Trustee as aforesaid, the Undersigned do hereby covenant and agree from time to time and at all times hereafter well and truly to save, defend, and keep harmless and fully indemnify the Trustee, its successors and assigns, from and against all loss, costs, charges, damages and expenses which the Trustee, its successors or assigns, may at any time or times hereafter bear, sustain, suffer or be put to for or by reason or on account of its acting as Trustee pursuant to this Agreement.

21.	This Agreement will be governed by and construed exclusively in accordance with the law of British Columbia and the courts therein.

22.
Until the last release of Pooling Shares on the first day of the Fifth Quarter, the Undersigned herewith agrees and undertakes that the Undersigned will not vote to effect a consolidation of the common shares of the Issuer, except in the event of business failure, finance otherwise becomes not reasonably achievable in the opinion of professional funding bodies unless such occurs or in the event of a world-wide financial crisis.  In the event that the Undersigned shall vote contrary to this prohibition, the Undersigned directs the Trustee and Vampt to instruct the Chairman of the meeting to disallow the vote of the Undersigned and the Undersigned waives all complaint or claim in such regard.

IN WITNESS WHEREOF the Undersigned and the Trustee have executed the presents as and from the day and year first above written.

BACCHUS LAW CORP

Per:	/s/Authorised signatory
Authorized Signatory

CORONADO CORP.

Per:	/s/Authorised signatory
Authorized Signatory

THE UNDERSIGNED HAVING SIGNED BY EXECUTION OF THE LETTER OF ACCEPTANCE AND TRANSMITTAL FOR DEPOSITS OF VAMPT USA COMMON SHARES OF VAMPT BEVERAGE USA CORP PURSUANT TO THE EXCHANGE AGREEMENT (MERGER AGREEMENT) DATED DECEMBER 8, 2011

EXHIBIT B

US INVESTOR CERTIFICATE

This Questionnaire is for use by each Purchaser who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in receiving Coronado common shares pursuant to the Merger Offer.  The purpose of this Questionnaire is to assure Coronado that each Vampt USA shareholder will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws.  Coronado will rely on the information contained in this Questionnaire for the purposes of such determination.  The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act.

All information contained in this Questionnaire will be treated as confidential.  However, by signing and returning this Questionnaire, each Vampt USA shareholder agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Vampt USA shareholder covenants, represents and warrants to Coronado that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below:  (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Vampt USA shareholder satisfies.)

Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000, exclusive of the investor’s primary residence.

Category 3
A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Category 4
A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

Category 6	A director or executive officer of the Issuer.

Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective Vampt USA shareholder claiming to satisfy one of the above categories of Accredited Investor may be required to supply Coronado with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Vampt USA shareholder’s status as an Accredited Investor.

If the Vampt USA shareholder is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Vampt USA shareholder hereby certifies that the information contained in this Questionnaire is complete and accurate and the Vampt USA shareholder will notify the Issuer promptly of any change in any such information.  If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Vampt USA shareholder represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of _______________, 2012.

If a Corporation, Partnership or Other Entity:	If an Individual:

__________________________________________
Print of Type Name of Entity

__________________________________________
Signature of Authorized Signatory

__________________________________________
Type of Entity
_________________________________________ Signature _________________________________________ Print or Type Name

EXHIBIT C

CANADIAN INVESTOR CERTIFICATE

The purpose of this Questionnaire is to assure Coronado that the Vampt USA shareholder (the “Subscriber”) will meet certain requirements of National Instrument 45-106 ("NI 45-106").  Coronado will rely on the information contained in this Questionnaire for the purposes of such determination.

The Vampt USA shareholder covenants, represents and warrants to Coronado that:

1.
the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (check one or more of the following boxes):

(A)	a director, executive officer, employee or control person of Coronado or an affiliate of Coronado	☐
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of Coronado or an affiliate of Coronado	☐
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of Coronado or an affiliate of Coronado	☐
(D)	a close personal friend of a director, executive officer, founder or control person of Coronado	☐
(E)	a close business associate of a director, executive officer, founder or control person of Coronado or an affiliate of Coronado	☐
(F)	an accredited investor	☐
(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	☐
(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	☐
(I)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	☐

3.	if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executive officer, founder or control person of Coronado with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary).

4.	if the Subscriber is resident in Ontario, the Subscriber is (check one or more of the following boxes):

(A)	a founder of Coronado	☐
(B)	an affiliate of a founder of Coronado	☐
(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of Coronado	☐
(D)	a person that is a control person of Coronado	☐
(E)	an accredited investor	☐
(F)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	☐

5.	if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of Coronado with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above-mentioned relationship with.)

6.
if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

☐
(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐
(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

☐
(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

☐	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐
(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐
(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

☐
(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐
(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐
(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐
(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐
(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

☐	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

☐
(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by Coronado to provide such additional documentation as may be reasonably required by Coronado and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, ________.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity